GE INSTITUTIONAL FUNDS

U.S. Equity Fund

U.S. Large-Cap Core Equity Fund

Premier Growth Equity Fund

Small-Cap Equity Fund

S&P 500 Index Fund

International Equity Fund

Income Fund

Strategic Investment Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 19, 2016

To the Statutory Prospectus dated January 28, 2016, as supplemented on March 30, 2016 and July 1, 2016 (the “Prospectus”), the Summary Prospectuses dated January 28, 2016, as supplemented on March 30, 2016 and July 1, 2016, and the Statement of Additional Information dated January 28, 2016, as supplemented on March 30, 2016 and July 1, 2016 (the “SAI”)

At a Board of Trustees meeting held on June 9, 2016, the Board of Trustees of the GE Institutional Funds (the “Trust”) approved the rebranding of the Trust and each of its series portfolios in connection with the appointment of SSGA Funds Management, Inc. as investment adviser to the Funds. Effective on or about November 30, 2016, the Trust will be rebranded the “State Street Institutional Funds” and each individual Fund will change its respective name as follows:

Old Name	New Name
GE Institutional Income Fund	State Street Income Fund
GE Institutional International Equity Fund	State Street International Equity Fund
GE Institutional U.S. Large-Cap Core Equity Fund	State Street U.S. Large-Cap Core Equity Fund
GE Institutional Premier Growth Equity Fund	State Street Premier Growth Equity Fund
GE Institutional S&P 500 Index Fund	State Street S&P 500 Index Fund
GE Institutional Small-Cap Equity Fund	State Street Small-Cap Equity Fund
GE Institutional Strategic Investment Fund	State Street Strategic Investment Fund
GE Institutional U.S. Equity Fund	State Street U.S. Equity Fund

This Supplement should be retained with your

Summary Prospectuses, Prospectus and SAI for future reference.